                     SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                            FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           September 9, 1997




        FIRST ROBINSON FINANCIAL CORPORATION
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    (Exact name of Registrant as specified in its Charter)




    Delaware                 0-29276                  34-4145294
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(State or other         (Commission File          (IRS Employer
 jurisdiction of             Number)            Identification
 incorporation)                                         No.)




501 East Main Street, Robinson, Illinois                 62454
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (618) 544-8621
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ITEM 8.     CHANGE IN FISCAL YEAR

   First Robinson Financial Corporation's (the "Registrant") Board of Directors passed a resolution on September 9, 1997, changing the Registrant's fiscal year end from October 31st to March 31st. The Registrant will report the transaction period on Form 10-KSB.



                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST ROBINSON FINANCIAL CORPORATION



Date: October 1, 1997          By:   /s/ Rick L. Catt
                                   -----------------------------
                                   Rick L. Catt
                                   President and Chief Executive Officer